SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 3, 2008

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-05255	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensatory Arrangements of Certain Officers

On June 3, 2008, Coherent, Inc.’s (the “Company’s”) Compensation and H.R. Committee (the “Committee”) authorized the Company to amend two of Luis Spinelli’s stock options (the “Spinelli Options”) to increase the exercise prices of such options:  an option to purchase 5,058 shares of Coherent common stock was amended to increase the exercise price from $19.77 to $24.90, and an option to purchase 14,942 shares of Coherent common stock was amended to increase the exercise price from $19.77 to $24.90.  Because the Spinelli Options were originally granted with a per share exercise price less than the fair market value of a share of Coherent common stock on the date of grant, such options may be subject to the adverse tax consequences under Section 409A of the Internal Revenue Code of 1986, as amended.  The Internal Revenue Service promulgated special transition rules to protect taxpayers from the adverse tax consequences of Section 409A by permitting certain holders of discounted options to amend such option to increase the exercise price to the fair market value of the common stock on such options’ original grant date, so long as such amendment occurs by December 31, 2008.  Therefore, the Committee authorized the amendments to the Spinelli Options described above to avoid adverse tax consequences under Section 409A to Mr. Spinelli.  In addition, in order to compensate Mr. Spinelli for the loss of the built-in value associated with increasing the exercise prices of the Spinelli Options, the Committee authorized a cash payment to Mr. Spinelli of $107,730, which equals approximately 105% of the built-in loss of value of the Spinelli Options.  Such payment will be made on the Company’s first payroll date in 2009, less applicable withholdings.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 3, 2008, the board of directors of the Company amended and restated Sections 2.3 and 2.16 of the Company’s bylaws. Section 2.3 was amended to add a paragraph providing that no business can be conducted at a special meeting other than the business set forth in the notice of meeting and clarifying that nothing set forth in Section 2.3 will be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

Section 2.16 was amended to clarify that:

Other Business Brought by Stockholders at an Annual Meeting

•                  the only matters to be conducted at the annual meeting shall have been properly brought before the annual meeting;

•                  to be properly brought before the annual meeting, the business must be brought:  (a) by or at the direction of the board of directors; (b) pursuant to the Company’s proxy materials with respect to such meeting, or (c) by a stockholder of the Company who was a stockholder of record at the time of giving notice and was a stockholder of record on the record date for the meeting and who otherwise complies with the notice procedures set forth in Section 2.16;

•                  to be timely, the stockholder’s notice (including notices of director nominations made by a stockholder) must be received by the Company not later than the 45th day nor earlier than the 75th day before the one year anniversary of the date on which the proxy materials or a notice of availability of proxy materials for the prior year’s annual meeting were first mailed, provided that if no annual meeting were held in the prior year or the annual meeting is advanced more than 30 days prior to or delayed more than 60 days after the one year anniversary of the prior year’s annual meeting, then for notice to be timely, the notice must be delivered not earlier than the close of business on the 120th day prior to the such annual meeting nor later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the date that public announcement of the annual meeting is made;

•                  an adjournment or postponement of the annual meeting will not commence a new time period for the timeliness of a stockholder’s notice described above;

•                  to be in proper form, the stockholder’s notice must provide:  (a) a brief description of the business intended to be brought and the reasons therefor; (b) the name and address of the stockholder and any associated person of the stockholder; (c) the class and number of shares held of record or owned by the stockholder and any associated person and any derivative positions held by the stockholder and any associated person; (d) whether any hedging transaction or other transaction has been entered into for the purpose of mitigating loss or to manage the risk or benefit of share price changes, or to increase or decrease the voting power of the stockholder or any associated person; (e) a description of any material interest of the stockholder or any associated person; (f) whether the stockholder or beneficial owner intends to deliver a proxy to holders of the Company’s shares sufficient to obtain approval on the matter proposed; in addition the notice must be supplemented not later than 10 days following the record date to disclose the information contained in clauses (c) and (d) above as of the record date;

•                  that the Chairperson of the meeting may determine whether any business was properly brought before the meeting;

Director Nominations by Stockholders at an Annual Meeting

•                  to be properly brought before the annual meeting, nominations of stockholders must be brought:  (a) by or at the direction of the board of directors; (b) by a stockholder of the corporation who was a stockholder of record at the time of giving notice and was a stockholder of record on the record date for the meeting and who otherwise complies with the notice procedures set forth in Section 2.16;

•                  to be in proper form, the stockholder’s notice for a director nomination must provide as to each person so nominated by the stockholder:  (a) the name, age, business address and residence of each nominee; (b) the principal occupation or employment of each nominee; (c) the class and number of shares beneficially owned by each nominee; (d) whether any hedging transaction or other transaction has been entered into for the purpose of mitigating loss or to manage the risk or benefit of share price changes, or to increase or decrease the voting power of each nominee or any associated person; (e) a description of any material interest of the stockholder or any associated person; (f) a written statement by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the corporation and its stockholders; (g) a description of all arrangements or understandings between the stockholder and each nominee; (h) any other information required to be disclosed in proxy solicitations for the election of directors under Regulation 14A; and (i) the information required in clauses (b) through (e) in the fifth bullet under “Other Business Brought by Stockholders” above;

•                  at the request of the board of directors, any person nominated by a stockholder shall furnish to the secretary of the Company the information required in the immediately preceding bullet and such additional information as may be required by the board to determine the eligibility of such nominee to serve as an independent director or that could be material to a reasonable investor’s understanding of the independence, or lack thereof, of the nominee;

•                  that the Chairperson of the meeting may determine whether a stockholder nomination was properly brought before the meeting;

•                  a stockholder shall comply with all applicable requirements of state law and the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder with respect to the matters set forth in Section 2.16;

•                  nothing in Section 2.16 shall be deemed to affect any right of a stockholder to request inclusions of proposals in or the right of the Company to omit a proposal from the proxy statement pursuant to Rule 14a-8;

Business and Director Nominations for Special Meetings

•                  for a special meeting of stockholders at which directors will be elected, nominations may be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the corporation who was a stockholder of record at the time of giving notice and on the record date for the special meeting and delivers a timely written notice to the Company that includes the information set forth in the second and third bullets under “Director Nominations by Stockholders” above;

•                  to be timely, such notice must be received by the Company not later than the 90th day prior to such special meeting or the 10th day following the day on which the public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting; and

•                  that the Chairperson of the meeting may determine whether a stockholder nomination was properly brought before the meeting.

Prior to the amendment, Section 2.16 provided that:  (i) nominations and other business to be brought by stockholders before a meeting may be made only pursuant to (a) the Company’s notice of meeting, (b) by or at the direction of the board of directors, or (c) by any stockholder of the Company who was a stockholder at the record time of giving notice, who is entitled to vote at the meeting and who otherwise complies with the notice procedures in Section 2.16; (ii) for a stockholder notice to be timely, it must be delivered not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the meeting; (iii) an adjournment or postponement of the annual meeting will not commence a new timer period for the timeliness of a stockholder’s notice described above; (iv) as to each person nominated by a stockholder, the information required to be disclosed in proxy statements for the election of directors pursuant to Regulation 14A and Rule 14a-11 of the Exchange Act; (v) as to any other business, a brief description of the business to be brought, the reason for conducting the business at the meeting, any material interest in such business by such stockholder; and (vi) as to the stockholder and any beneficial owner on whose behalf the notice is sent, the name and address, the class and number of shares owned beneficially and of record.

The foregoing summary is qualified in its entirety by the text of the amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: June 9, 2008
By: /s/ Bret M. DiMarco
Bret M. DiMarco
Executive Vice President and
General Counsel

EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the registrant.